UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2013

STEEL EXCEL INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15071	94-2748530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1133 Westchester Avenue, Suite N222, White Plains, New York		10604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 461-1300

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

X Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On July 11, 2013, iGo, Inc., a Delaware corporation (“iGo”) and Steel Excel Inc., a Delaware corporation (“Steel”), issued a joint press release announcing that iGo and Steel have entered into a Stock Purchase and Sale Agreement dated July 11, 2013 (the “Sale Agreement”), pursuant to which Steel will commence a cash tender offer (the “Offer”) to purchase up to 44.0% of the outstanding shares of iGo’s common stock, par value $0.01, on a fully-diluted basis (the “Shares”), at a price per share of $3.95 (the “Offer Price”), subject to the terms and conditions set forth in the Sale Agreement. The transaction has been approved by the boards of directors of both iGo and Steel.

Under the terms of the Sale Agreement, Steel’s obligation to accept for payment and pay for the Shares tendered in the Offer is conditioned upon, among other things, the tender of at least 30.0% of the total number of outstanding shares of iGo’s common stock on a fully-diluted basis. The Sale Agreement further provides that if, upon the expiration of the Offer, more than 30% but less than 44.0% of iGo’s common stock then outstanding on a fully-diluted basis is tendered in the Offer, Steel is obligated to purchase from iGo newly issued shares of iGo’s common stock at the Offer Price so that such number of newly issued shares of common stock, when added to the number of shares of common stock owned by Steel following consummation of the Offer, constitutes 44.0% of iGo’s common stock then outstanding on a fully-diluted basis.

In addition, iGo and Steel announced that in connection with the Sale Agreement, Steel has entered into a Tender and Voting Agreement (the “Tender Agreement”) with iGo and Adage Capital Partners, L.P., a Delaware limited partnership (“Adage”), one of iGo’s principal stockholders owning approximately 21.0% of iGo’s outstanding common stock, pursuant to which Adage has agreed to tender in the Offer all shares beneficially owned by Adage subject to proration for tenders by other stockholders. The Tender Agreement also requires Adage to vote its Shares and, for the term of the Tender Agreement, irrevocably appoints Steel as Adage’s proxy and attorney-in-fact to vote its shares at any meeting of iGo’s stockholders in favor of the transactions contemplated by the Sale Agreement and against any other extraordinary corporate transaction, lease or transfer of assets of iGo, or change in iGo’s capitalization, iGo board of directors or corporate structure. In addition, pursuant to the Tender Agreement, Adage has agreed, except in connection with the transactions contemplated by the Sale Agreement or otherwise with the consent of iGo and Steel, to not sell any of its shares of iGo’s common stock until the third anniversary of the date of the Tender Agreement.

A copy of the Joint Press Release issued by Steel and iGo dated July 11, 2013 is attached as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements. Statements that are not historical facts, including statements about beliefs or expectations, are forward-looking statements. These statements are based on plans, estimates and projections at the time the parties make the statements and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should, “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. Factors that could cause actual results to differ materially from those described in this report include, among others: uncertainties as to the ability to successfully complete the acquisition in accordance with its terms and in accordance with expected schedule; the possibility that competing offers will be made; the possibility that various closing conditions for the acquisition may not be satisfied or waived, including the tender of at least 30.0% of the outstanding shares of iGo’s common stock or that a governmental entity may prohibit or refuse to grant any approval required for the consummation of the acquisition; general economic and business conditions; and other factors, as well as other cautionary statements contained in Steel’s periodic reports filed with the SEC, including in its Annual Report on Form 10-K for the year ended December 31, 2012. Readers are cautioned not to place undue reliance on the forward-looking statements included in this report, which speak only as of the date hereof. Steel does not undertake to update any of these statements in light of new information or future events, except as required by law.

Additional Information

The tender offer described in this Form 8-K has not yet commenced. The description contained herein is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities. At the time the tender offer is commenced, Steel will file a Tender Offer Statement on Schedule TO with the U.S. Securities and Exchange Commission (“SEC”), and iGo will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. The tender offer to purchase shares of iGo common stock will only be made pursuant to the tender offer materials (including the Offer to Purchase, the Letter of Transmittal and related documents filed with such Schedule TO). The Tender Offer Statement (including an Offer to Purchase, a related Letter of Transmittal and other offer documents) and the Solicitation/Recommendation Statement, as each may be amended from time to time, will contain important information that should be read carefully by iGo’s stockholders before any decision is made with respect to the tender offer. These materials will be sent free of charge to all of iGo’s stockholders when available. The Tender Offer Statement and the Solicitation/Recommendation Statement will be available for free at the SEC’s website at www.sec.gov. Free copies of these materials and certain other tender offer documents will be made available by directing such requests the Information Agent for the tender offer.

It is not anticipated that stockholder approval of the Sale Agreement or transactions contemplated thereby will be required. This report does not constitute proxy solicitation material and no stockholder should submit any proxy or other voting document to iGo at this time. If a stockholder vote is later determined to be required, iGo would file with the SEC and make available to stockholders a proxy statement and proxy card complying with applicable rules, which stockholders would be urged to review before voting.

IGO STOCKHOLDERS ARE STRONGLY ADVISED TO READ THE SCHEDULE TO AND THE SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibits

99.1	Joint Press Release of Steel Excel Inc. and iGo, Inc., dated July 11, 2013.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEEL EXCEL INC.

Dated: July 11, 2013	By:	/s/ Leonard J. McGill
	Name:	Leonard J. McGill
	Title:	Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibits

99.1	Joint Press Release of Steel Excel Inc. and iGo, Inc., dated July 11, 2013.